SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: January 15, 2002


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


   United States                    0-26172                  58-1897792
   -------------                    -------                  ----------
  (State or other                 (Commission               (IRS Employer
   jurisdiction                    File No.)              Identification No.)
  of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                   30144
---------------------------------------------                   ------
  (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.
                     -------------

                     The registrant distributed the Certificateholders Statement for the month of December 2001 to the Series 1996-1 Certificateholders on January 15, 2002.

                     The registrant distributed the Certificateholders Statement for the month of December 2001 to the Series 2000-1 Certificateholders on January 15, 2002.

                     The registrant distributed the Certificateholders Statement for the month of December 2001 to the Series 2000-2 Certificateholders on January 15, 2002.

                                      - 1 -


Item 7(c).           Exhibits.
                     ---------

                     The  following  is filed as an exhibit to this report under
                     Exhibit 28:

      99.1 Series 1996-1 Certificateholders Statement for the month of December 2001.

      99.2 Series 2000-1 Certificateholders Statement for the month of December 2001.

      99.3 Series 2000-2 Certificateholders Statement for the month of December 2001.



                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CIRCUIT CITY CREDIT CARD
                              MASTER TRUST


                              By:       FIRST NORTH AMERICAN
                                        NATIONAL BANK, as
                                        Transferor and Servicer


                              By:
                                        ------------------------------------
                                        Michael T. Chalifoux
                                        Chairman of the Board





Date: January 15, 2002

                                       -2-



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    EXHIBITS
                                       TO
                                    FORM 8-K


                      CIRCUIT CITY CREDIT CARD MASTER TRUST



                                INDEX TO EXHIBITS



     Exhibit
     Number          Exhibit


      99.1 Series 1996-1 Certificateholders Statement for the month of December 2001.


      99.2 Series 2000-1 Certificateholders Statement for the month of December 2001.


      99.3 Series 2000-2 Certificateholders Statement for the month of December 2001.